SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 31, 2006
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                                NT HOLDING CORP.
               (Exact name of registrant as specified in Charter)

             NEVADA                      000-15303             73-1215433
(State or other jurisdiction of        (Commission           (IRS Employee
 incorporation or organization)          File No.)         Identification No.)


                        8th Floor, No. 211 Johnston Road
                               Wanchai, Hong Kong
                    (Address of Principal Executive Offices)

                                  852-9188-2864
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2006, NT Holding Corp (the "Company") entered into a material definitive agreement with PT Global Indonesia Mining Limited ("PT Global"), finalizing their joint venture agreement. According to the terms of such agreement, the Company and PT Global will form a joint venture company ("Joint Venture") in the country of the Republic of Indonesia to carry out the business of coal mining and export. The Company will have a 70% interest in the Joint Venture and PT Global will have a 30% interest in the Joint Venture.

The Joint Venture will have a total authorized and paid up capital of US$1,200,000. PT Global will contribute its right of concession on the coal mines as capital for 30 years to the Joint Venture and the Company will contribute cash to the joint Venture Company as its respective equity capital. PT Global will vest into the Joint Venture the right of concession on a coal mine with a total area of approximately 68,000 hectares.

Apart from the right of concession, PT Global will assist the Joint Venture to operate the business, including overseeing the construction of an access road, port, equipment and labor if necessary. PT Global will also assist the Joint Venture in controlling the cost of output and locating the coal with good quality, having gross calorific value of at least 6.000 Kcal/Kg.

The Company will assist the Joint Venture in the areas of sales and marketing, exporting, cash flow management, financial control, capital funding and equipment purchase.

The Joint Venture is subject to the approval of the Indonesian Government and due diligence on the amount of reserves by the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The definitive agreement is incorporated by reference and attached hereto as exhibit 2.1

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2006            NT HOLDING CORP.


                                /s/ Chun Ka Tsun
                                ---------------------------------
                                By: Chun Ka Tsun
                                Its: Chief Executive Officer and Director